                                                                EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarter ended
September 30, 2004, (the "Report") of Technology Investment Capital Corp. (the
"Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Jonathan H. Cohen, the Chief Executive Officer of the Registrant,
certify, to the best of my knowledge, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Act of 1934, as amended; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
     Registrant.

                              /s/ Jonathan H. Cohen
                      ------------------------------------------------------
                      Name:   Jonathan H. Cohen
                      Date:   November 12, 2004